UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2022

KLDiscovery Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38789	61-1898603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9023 Columbine Road
Eden Prairie, Minnesota		55347
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 288-3380

8201 Greensboro Drive
Suite 300
McLean, Virginia 22102

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2022, KLDiscovery Inc. (“KLDiscovery” or the “Company”) issued a press release reporting its financial results for the three months ended September 30, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements contained in this current report on Form 8-K other than statements of historical facts, including, without limitation, statements regarding KLDiscovery’s future financial and business performance, attractiveness of KLDiscovery’s product offerings and platform and the value proposition of KLDiscovery’s products, are forward-looking statements. When used in this current report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ongoing impact of the COVID-19 pandemic; KLDiscovery’s ability to execute on its plans to develop and market new products, such as Nebula, and the timing of these development programs; KLDiscovery’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of KLDiscovery’s solutions; the success of other competing technologies that may become available; KLDiscovery’s ability to identify and integrate acquisitions; the performance and security of KLDiscovery’s services; potential litigation involving KLDiscovery; general economic conditions and cyclical nature of certain markets impacting demand for KLDiscovery’s services; KLDiscovery’s substantial levels of indebtedness; changes in complex laws and regulations in the U.S. and internationally; and volatility in the trading price of KLDiscovery common stock and warrants.

These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities Exchange Commission (“SEC”) on March 17, 2022, and any other reports KLDiscovery files with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on our behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	KLDiscovery Press Release, dated November 9, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date:	November 9, 2022	By:	/s/ Christopher J. Weiler
		Name: Title:	Christopher J. Weiler Chief Executive Officer